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                                                                   EXHIBIT 10.26


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             CALIFORNIA STATEWIDE COMMUNITIES DEVELOPMENT AUTHORITY


                                       and


                      U.S. BANK TRUST NATIONAL ASSOCIATION

                                   as TRUSTEE







                            -------------------------

                               FIRST SUPPLEMENTAL
                               INDENTURE OF TRUST

                            -------------------------






       $334,190,000 California Statewide Communities Development Authority
                 Apartment Development Revenue Refunding Bonds,
                                  Series 1995A





                            Dated as of June 11, 1998





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                               FIRST SUPPLEMENTAL
                               INDENTURE OF TRUST


        THIS FIRST SUPPLEMENTAL INDENTURE OF TRUST (this "First Supplemental Indenture") is made and entered into as of June 11, 1998, between the California Statewide Communities Development Authority, a joint powers agency of the State of California (the "Issuer"), and U.S. Bank Trust National Association (formerly known as First Trust of California, National Association), a national banking association, as successor trustee under the Indenture (defined below) (the "Trustee").


                              W I T N E S S E T H:


        The Trustee and the Issuer entered into an Indenture of Trust dated as of May 1, 1995 (the "Indenture) pursuant to which the Issuer's $334,190,000 Apartment Development Revenue Refunding Bonds, Series 1995A (the "Bonds") were issued. Irvine Apartment Communities, L.P., a Delaware limited partnership (the "Borrower") has requested the Issuer issue refunding bonds to refinance the projects financed by the Bonds and has requested certain amendments pursuant to
Section 901(n) of the Indenture to facilitate the refunding.

        NOW, THEREFORE, this First Supplemental Indenture, adopted pursuant to the provisions of Section 901 of the Indenture, witnesseth:

        Section 1. All capitalized terms used in this First Supplemental Indenture and not otherwise defined shall have the meanings set forth in Section 101 of the Indenture.

        Section 2. Section 220(a)(i) is hereby amended to read as follows:

                      (i) with respect to any Subseries of Series 1995A Bonds in the Daily Rate Mode, the Weekly Variable Rate Mode or the Monthly Rate Mode, such Bonds shall be subject to optional redemption, in whole or in part, in Authorized Denominations, on any date if the Bonds are to be redeemed from refunding bond proceeds, and on any Interest Payment Date in all other cases, at a redemption price equal to the principal amount thereof plus accrued interest, if any, to the redemption date;

        Section 2. (a) The first clause of the first sentence of Section 221 of the Indenture is hereby amended to read as follows:

                      Except as provided below, and except in the case of a
               redemption from refunding bond proceeds pursuant to Section 220(a)(i), in which case notice of redemption shall be given not less than five (5) days prior to the redemption date, notice of redemption shall be given by the Trustee not less than thirty
               (30) nor


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               more than forty-five (45) days prior to the date fixed for redemption by first class mail, postage prepaid, to the registered owner of each Bond to be redeemed, at the address of such registered owner shown on the Register;

                      (b) The first sentence of the fourth paragraph of Section 221 of the Indenture is hereby amended to read as follows:

                      In the case of a redemption of the Bonds pursuant to
               Section 220(a), the Trustee shall not give notice of redemption of the Bonds unless and until the Trustee has received either Available Moneys or, with the prior written consent of the Credit Facility Provider, other funds sufficient to pay the redemption price of the Bonds to be redeemed; provided, however, in the case of a redemption of the Bonds pursuant to Section 220(a)(i) where the Borrower has notified the Trustee that such redemption will be made from the proceeds of refunding bonds, the Trustee may provide a conditional notice of redemption, as provided in this
               Section 221, prior to the receipt of Available Moneys in an amount sufficient to redeem the Bonds.

                      (c) The last paragraph of Section 221 is hereby amended to read as follows:

                      If at the time of mailing of notice of an optional
               redemption, pursuant to Section 220(a)(i), there shall not have been deposited with the Trustee Available Moneys sufficient to redeem all the Bonds called for redemption, such notice may state that it is conditioned upon the deposit with the Trustee on or prior to the redemption date of Available Moneys sufficient to pay the principal of the Bonds to be redeemed plus interest, if any, accrued thereon to the date of redemption, and such notice shall be of no effect unless such moneys are so deposited. If the Trustee does not have Available Moneys on deposit hereunder sufficient and available to pay the redemption price of such Bonds, such redemption shall be cancelled.

        Section 3. Governing Law. This First Supplemental Indenture shall be governed by and construed in accordance with the laws of the State of California.

        Section 4. Effectiveness. Except as expressly supplemented, amended, modified, changed or altered by this First Supplemental Indenture, the Indenture shall remain in full force and effect in accordance with its terms.

        Section 5. Counterparts. This First Supplemental Indenture may be executed in any number of counterparts, each of which shall be an original and all of which shall together constitute but one and the same instrument.





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        IN WITNESS WHEREOF, the Issuer and the Trustee have caused this First
Supplemental Indenture to be executed on their behalf by their duly authorized representatives, all as of the date first hereinabove written.

                                           CALIFORNIA STATEWIDE COMMUNITIES
                                           DEVELOPMENT AUTHORITY


                                           By: /s/ signature illegible
                                              ----------------------------------
                                                   Member of the Commission



                                           U.S. BANK TRUST NATIONAL ASSOCIATION,
                                           as Trustee


                                           By: /s/ Ingrid Soderholm
                                              ----------------------------------
                                                      Authorized Officer


Attest:


By:  /s/ signature illegible
   ----------------------------
      Authorized Officer







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Pursuant to Section 908 of the Indenture, the Credit Facility Provider and the
Borrower consent to the terms and the making of this First Supplemental Indenture of Trust.

                                  FEDERAL NATIONAL MORTGAGE
                                  ASSOCIATION


                                  By:  /s/ Richard S. Lawch
                                      ------------------------------------------
                                       Richard S. Lawch
                                       Vice President


                                  IRVINE APARTMENT COMMUNITIES, L.P.,
                                  a Delaware limited partnership

                                  By: Irvine Apartment Communities, Inc.,
                                      a Maryland corporation,
                                      its general partner


                                      By:  /s/ James E. Mead
                                          --------------------------------------
                                          James E. Mead
                                          Senior Vice President, Chief
                                          Financial Officer and Secretary


                                      By:  /s/ Shawn Howie
                                          --------------------------------------
                                          Shawn Howie
                                          Vice President, Corporate Finance,
                                          and Controller














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